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                                                                   EXHIBIT 10.33


                             THE CERPLEX GROUP, INC.

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT


                 This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 9, 1997 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and WELLS FARGO BANK, NATIONAL BANK, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of
Section 7 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Peripheral Computer Support, Inc., Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996 and that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 30, 1996 (the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.       AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 1.1      AMENDMENTS TO SECTION 1:  DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of "ACCEPTABLE CONTROL PERSON," "BUSINESS DAY," "COMMITMENT TERMINATION DATE," "COMPANY COLLATERAL DOCUMENTS," "CONSOLIDATED CURRENT LIABILITIES," "CONSOLIDATED TANGIBLE NET WORTH," "LETTER OF CREDIT," "LOAN DOCUMENTS," "NET PROCEEDS AMOUNT," "NET SECURITIES PROCEEDS," "NOTES," "OBLIGATIONS" and "REQUISITE LENDERS" contained therein to read in their entirety as follows:



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                 "`ACCEPTABLE CONTROL PERSON' means any entity identified in
Schedule 1.1 annexed hereto, any individual identified in Schedule 1.1 annexed hereto, any spouse, issue or adopted children or other relative of any such individual and any trust for the exclusive benefit of any such individual or his or her spouse, issue or adopted children or other relatives; provided, in the case of any such trust, that the existing beneficiaries or trustee(s) and/or grantor(s) of such trust have the power to act with respect to the trust's assets without court approval."

                 "`BUSINESS DAY' means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close."

                 "`COMMITMENT TERMINATION DATE' means May 1, 1998."

                 "`COMPANY COLLATERAL DOCUMENTS' means the Company Pledge Agreement, the Company Security Agreement and the Charge."

                 "`CONSOLIDATED CURRENT LIABILITIES' means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, including, without limitation, the aggregate principal amount of all outstanding Revolving Loans as of such date."

                 "`CONSOLIDATED TANGIBLE NET WORTH' means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Company and its Subsidiaries plus all Subordinated Indebtedness less (i) the aggregate amount of all treasury stock, (ii) Consolidated Intangible Assets, and (iii) the aggregate amount of all obligations owing to Company or any of its Subsidiaries from any stockholder, employee or Affiliate of Company or any of its Subsidiaries, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP."

                 "`LETTER OF CREDIT' means any letter of credit issued for the account of Company pursuant to this Agreement prior to the Third Amendment Effective Date."

                 "`LOAN DOCUMENTS' means this Agreement, the Notes, the Guaranty and the Collateral Documents."

                 "`NET PROCEEDS AMOUNT' has the meaning assigned to that term in subsection 2.4A(iii)(i)."

                 "`NET SECURITIES PROCEEDS' has the meaning assigned to that term in subsection 2.4A(iii)(b)."



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                 "`NOTES' means one or more of the Term Notes, Revolving Notes or any combination thereof."

                 "`OBLIGATIONS' means all obligations of every nature of Company or any other Loan Party from time to time owed to Administrative Agent, Lenders or any of them under any of the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise."

                 "`REQUISITE LENDERS' means two or more Lenders having or holding 51% or more of the sum of (i) the aggregate Term Loan Exposure of all Lenders plus (ii) the aggregate Revolving Loan Exposure of all Lenders."

         B. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

                 "`APPLIED AMOUNT' has the meaning assigned to that term in subsection 2.4A(iv)(b)."

                 "`BORROWING BASE' means an amount equal to 75% of Eligible Accounts."

                 "`BORROWING BASE CERTIFICATE' means a certificate substantially in the form of Exhibit XVII annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 6.1(xxii), with appropriate insertions, and all related reports and supporting documentation as reasonably requested by Lenders."

                 "`CONSOLIDATED ACCOUNTS RECEIVABLE' means, as at any date of determination, all Accounts Receivable of Company and its Subsidiaries as of such date as determined in accordance with GAAP."

                 "`CONSOLIDATED INVENTORY' means, as at any date of determination, the value (calculated as the lower of cost or market) of all Inventory of Company and its Subsidiaries as of such date as determined in accordance with GAAP."

                 "`ELIGIBLE ACCOUNTS RECEIVABLE' means, as at any date of determination, all Accounts Receivable of Company and any of its Subsidiaries (other than PCS) other than any Account Receivable:

                          (i) which does not represent a bona fide sale or lease and delivery of goods of or rendition of services by Company in the ordinary course of Company's business, or which is not for a liquidated amount payable by the account debtor thereon on the terms set forth in the invoice therefor;

                          (ii) which is (a) not owed by an account debtor whose principal place of business and chief executive office is located in the United States of


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         America, (b) not payable in the United States of America or (c) not payable in Dollars;

                          (iii) which represents a progress billing;

                          (iv) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, repurchase or return basis;

                          (v) which is evidenced by a promissory note or other instrument or by chattel paper;

                          (vi) which is due no more than 30 days from the transaction date and with respect to which more than 60 days have elapsed since the original due date therefor or, if earlier, 180 days have elapsed since the date of the original invoice therefor;

                          (vii) which is due more than 30 days from the transaction date and with respect to which more than 30 days have elapsed since the original due date therefor or, if earlier, 180 days have elapsed since the date of the original invoice therefor;

                          (viii) which is not evidenced by an invoice rendered to the account debtor;

                          (ix) owed by an account debtor which is a director, officer, employee, Affiliate or stockholder of Company or any of its Subsidiaries;

                          (x) if the aggregate dollar amount of all Accounts Receivable owed by the account debtor thereon exceeds 25% of the aggregate amount of all Accounts Receivable at such time, but only to the extent of such excess;

                          (xi) which is owed by an account debtor which, at the time of any determination of Eligible Accounts Receivable, owes any amount with respect to any Account Receivable that has been outstanding more than 60 days since the original due date therefor or 180 days since the date of the original invoice therefor, other than amounts which in total do not exceed (a) 50% of the aggregate of all Accounts Receivable owing by any such account debt set forth on Schedule 1.2 annexed hereto or (b) 20% of the aggregate of all Accounts Receivable owing by any other such account debtor;

                          (xii) which is owed by the government of the United States of America, any department, agency, public corporation, or state, municipality, or other political subdivision thereof;



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                          (xiii) as to which either the perfection,
         enforceability, or validity of the security interest in such Account Receivable, or Administrative Agent's right or ability to obtain direct payment to Administrative Agent of the proceeds of such Account Receivable, is governed by any federal, state, or local statutory requirements other than those of the Uniform Commercial Code;

                          (xiv) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                          (xv) which is owed by an account debtor to which Company is indebted in any way unless the account debtor has entered into an agreement acceptable to Administrative Agent in its commercially reasonable judgment to waive setoff rights; or if the account debtor thereon has disputed liability, asserted a right of setoff or made any claim with respect to such Account Receivable; but in each such case only to the extent of such indebtedness, setoff, dispute or claim;

                          (xvi) as to which any one or more of the following events has occurred with respect to the account debtor on such Account
         Receivable: death or judicial declaration of incompetency of an account debtor who is an individual; the filing by or against the account debtor of a request or petition in a proceeding that is then pending for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States of America, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the account debtor for the benefit of creditors in a proceeding that is then pending; the appointment of a receiver or trustee for the account debtor or for any of the assets of the account debtor, including the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code in a proceeding that is then pending; the institution by or against the account debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States of America or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the account debtor in a proceeding that is then pending; the nonpayment generally by the account debtor of its debts as they become due; or the cessation of the business of the account debtor as a going concern;

                          (xvii) if Administrative Agent believes in its commercially reasonable judgment that the prospect of collection of such Account Receivable is impaired or that the Account Receivable may not be paid by reason of the account debtor's financial inability to pay;



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                          (xviii) on which Administrative Agent does not have a
         first priority lien; and

                          (xix) which represents a rebilling of an account debtor for a discount or other adjustment inappropriately applied to an Account Receivable by such account debtor."

                 "`PCS' means Peripheral Computer Support, Inc."

                 "`REVOLVING LOAN COMMITMENT' means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(ii), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate."

                 "`REVOLVING LOAN EXPOSURE' means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the aggregate outstanding principal amount of the Revolving Loans of that Lender."

                 "`REVOLVING LOANS' means the Loans made by Lenders to Company pursuant to subsection 2.1A(ii)."

                 "`REVOLVING NOTES' means (i) the promissory notes of Company issued pursuant to subsection 2.1D(ii) on the Third Amendment Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of
Exhibit IV- B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time."

                 "`TERM LOAN COMMITMENT' means the commitment of a Lender to make a Term Loan to Company pursuant to subsection 2.1A(i), and "TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate."

                 "`TERM LOAN EXPOSURE' means, with respect to any Lender as of any date of determination (i) prior to the funding of the Term Loans, that Lender's Term Loan Commitment and (ii) after the funding of the Term Loans, the outstanding principal amount of the Term Loan of that Lender."

                 "`TERM LOAN MATURITY DATE' means May 1, 1998."

                 "`TERM LOANS' means the Loans made by Lenders to Company pursuant to subsection 2.1A(i)."



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                 "`TERM NOTES' means (i) the promissory notes of Company issued pursuant to subsection 2.1D(i) on the Third Amendment Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Term Loan Commitments and Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time."

                 "`THIRD AMENDMENT EFFECTIVE DATE' means April 9, 1997."

                 "`TOTAL BANK INDEBTEDNESS' means, as at any date of determination, all Indebtedness of Company and its Subsidiaries owed to Lenders determined on a consolidated basis."

         C. Subsection 1.1 of the Credit Agreement is hereby amended to delete the definitions of "ADJUSTED EURODOLLAR RATE," "AFFECTED LENDER," "AFFECTED LOANS," "CASH FLOW FROM CORPORATE OVERHEAD," "CASH FLOW FROM NORTH AMERICAN OPERATIONS," "COLLATERAL ACCOUNT AGREEMENT," "COMMERCIAL LETTER OF CREDIT," "CORPORATE OVERHEAD," "EURODOLLAR RATE LOANS," "INTEREST PAYMENT DATE," "INTEREST PERIOD," "ISSUING LENDER," "LETTER OF CREDIT USAGE," "LOAN EXPOSURE," "NOTICE OF ISSUANCE OF LETTER OF CREDIT," "PAST DUE ACCOUNTS RECEIVABLE," "STANDBY LETTER OF CREDIT" and "TOTAL UTILIZATION OF COMMITMENTS" contained therein.

SECTION 1.2  AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND
             LOANS.

         A. Subsection 2.1A of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i) and 2.1A(ii).

                          (i) Term Loans. Each Lender severally agrees to
                 convert Loans outstanding on the Third Amendment Effective Date and the amount of all unreimbursed drawings under letters of credit issued hereunder prior to the Third Amendment Effective Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Term Loan Commitments is $38,869,975.02; provided that the Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Term Loan Commitments


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                 pursuant to subsection 10.1B. Amounts borrowed under this
                 subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                          (ii) Revolving Loans. Each Lender severally agrees,
                 subject to the limitations set forth below with respect to the maximum amount of Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Third Amendment Effective Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Commitments to be used for the purposes identified in subsection 2.5A. On the Third Amendment Effective Date, outstanding Loans in the aggregate principal amount of $6,000,000 shall be deemed to be Revolving Loans. The original amount of each Lender's Commitment as of the Third Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Commitments is $6,000,000; provided that the Commitments of Lenders shall be adjusted to give effect to any assignments of the Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A. Each Lender's Commitment shall expire on the Commitment Termination Date and all Loans and all other amounts owed hereunder with respect to the Loans and the Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Commitment Termination Date.

                 Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that (i) during the period from the Third Amendment Effective Date to and excluding the date of the consummation of the sale of PCS, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect and (ii) thereafter in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the lesser of (a) the Revolving Loan Commitments then in effect and (b) the Borrowing Base then in effect."

         B. Subsection 2.1B of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "B. BORROWING MECHANICS. Loans made on any Funding Date shall be in an aggregate minimum amount of $25,000 and integral multiples of $25,000 in excess of that amount. Whenever Company desires that Lenders make Loans it shall give Administrative Agent telephonic notice of any proposed


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         borrowing under this subsection 2.1B and shall deliver to
         Administrative Agent by telefacsimile or courier service a Notice of Borrowing no later than 10:00 A.M. (Los Angeles time) at least one Business Day in advance of the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day) and (ii) the amount of Loans requested. Any Notice of Borrowing delivered to Administrative Agent by telefacsimile shall be confirmed by delivery by United States mail of an originally executed Notice of Borrowing to Administrative Agent postmarked the date telephonic notice of such proposed borrowing is given.

                 Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

                 Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing."

         C. Subsection 2.1C of the Credit Agreement is hereby amended by amending the fourth sentence thereof to read in its entirety as follows:

                 "Upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing
         Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Funding and Payment Office."

         D. Subsection 2.1D of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Company shall execute and deliver to each Lender (or to Administrative Agent for that Lender) on the Third Amendment Effective Date (i) a Term Note, substantially in the form of Exhibit IV-A annexed hereto, to evidence that Lender's Term Loan, in the principal amount of that Lender's Term Loan and with other appropriate insertions and (ii) a Revolving


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         Note, substantially in the form of Exhibit IV-B annexed hereto, to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions."

         E. Subsection 2.2A of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "A. RATE OF INTEREST. Subject to the provisions of subsections
         2.6 and 2.7, (i) each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the sum of the Base Rate plus 2.25% per annum and (ii) each Term Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the sum of the Base Rate plus 3.125% per annum."

         F. Subsection 2.2C of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to the last day of each month, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity)."

         G. Subsection 2.2D of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

         H. Subsection 2.3A of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "A. COMMITMENT FEES. Company agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees from and including the Third Amendment Effective Date equal to the average of the daily excess of the Revolving Loan Commitments over the aggregate principal amount of Revolving Loans outstanding multiplied by 1.0% per annum. All such commitment fees are to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Third Amendment Effective Date, and on the Commitment Termination Date."

         I. Subsection 2.3 of the Credit Agreement is hereby amended by adding the following as subsection C thereof:


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                 "C. RESTRUCTURE FEE. Company agrees to pay to Administrative
         Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, a restructure fee in the amount of $250,000, payable in quarterly installments of $62,500 each on April 11, June 30, September 30 and December 31 of each year, with the first such payment due on April 11, 1997."

         J. Subsection 2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "2.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

                 "A.      PREPAYMENTS AND UNSCHEDULED REDUCTIONS IN COMMITMENTS.

                          (i) Voluntary Prepayments. Company may, upon not less
                 than one Business Day's prior notice, at any time and from time to time prepay, without penalty, any Loans on any Business Day in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount. Company shall give Administrative Agent telephonic notice of any proposed prepayment under this subsection 2.4A(i) and shall confirm such notice by telefacsimile or courier service no later than 10:00 A.M. (Los Angeles time) on the date required. Any notice of proposed prepayment delivered to Administrative Agent by telefacsimile shall be confirmed by delivery by United States mail of an originally executed notice of prepayment postmarked the date telephonic notice of such proposed prepayment is given. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4A(iv).

                          (ii) Voluntary Reductions of Revolving Loan
                 Commitments. Company may, upon not less than five Business Days' prior notice, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the aggregate principal amount of Revolving Loans outstanding at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount. Company shall give Administrative Agent telephonic notice of any proposed Revolving Loan Commitment reduction under this subsection 2.4A(ii) and shall confirm such notice by telefacsimile or courier service


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                 no later than 10:00 A.M. (Los Angeles time) on the date
                 required. Any notice of proposed Revolving Loan Commitment reduction delivered to Administrative Agent by telefacsimile shall be confirmed by delivery by United States mail of an originally executed notice of Revolving Loan Commitment reduction postmarked the date telephonic notice of such proposed Revolving Loan Commitment reduction is given. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share.

                          (iii) Mandatory Prepayments and Mandatory Reductions
                 of Revolving Loan Commitments. The Loans shall be prepaid, and the Revolving Loan Commitments shall be permanently reduced, in the amounts and under the circumstances set forth below, all such prepayments and reductions to be applied as specified in subsection 2.4A(iv).

                                  (a) Prepayments and Reductions From Net Asset
                 Sale Proceeds. On the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than (1) any Asset Sale described in clauses
                 (d) through (f) and (2) the sale of the stock of On Command Video and the sale of end-of-life Inventory), Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 66-2/3% of such Net Asset Sale Proceeds.

                                  (b) Prepayments and Reductions Due to Issuance
                 of Securities. On the date of receipt by Company of the Cash proceeds (any such proceeds net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, being "NET SECURITIES PROCEEDS") from the issuance of any Securities of Company after the Third Amendment Effective Date, Company shall prepay the Loans, and the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to 25% of such Net Securities Proceeds. Any such mandatory prepayments shall be applied as specified in subsection 2.4A(iv).

                                  (c) Prepayments From Cash Flow From Operating
                 Activities. On or before March 1, 1998, Company shall prepay the Loans, and the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to the amount by which 66-2/3% of "Net Cash Provided (Used) by Operating Activities" during such period, as set forth on the internally prepared consolidated cash flow statement of Company and its Subsidiaries for the Fiscal Year ending December 31, 1997, exceeds $9,000,000.

                                  (d) Prepayments from the Sale of Modcomp. On
                 the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from any Asset Sale relating to Modcomp or its Subsidiaries, Company shall prepay the Loans, and/or the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to (1) 66% of such Net Asset Sale Proceeds in the event the sale occurs prior to September 30, 1997 and (2) 80% of such Net Asset Sale Proceeds in the event the sale occurs on or after September 30, 1997.

                                  (e) Prepayments from the Sale of PCS. On the
                 date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from any Asset Sale relating to PCS or its Subsidiaries, Company shall prepay the Loans, and/or the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to the greater of (1) $8,000,000 or (2) 62.26% of such Net Asset Sale Proceeds. In addition, on the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from any Asset Sale relating to PCS or its Subsidiaries as a result of a payment from any holdback or reserve established by the purchaser, Company shall prepay the Loans, and/or the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to 100% of such Net Asset Sale Proceeds.

                                  (f) Prepayment from the Sale of Pen
                 Interconnect Stock. On the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from the sale of the stock of Pen Interconnect, Company shall prepay the Loans, and/or the Revolving Loan Commitments shall be permanently reduced, in an amount equal to 100% of such Net Asset Sale Proceeds.

                                  (g) Prepayments from Royalties. On the date of
                 receipt by Company thereof, Company shall prepay the Loans, and/or the Revolving Loan Commitments shall be permanently reduced, in an amount equal to 100% of the royalties and dividend payments paid by Cerplex SAS. Such prepayments in respect of such royalty payments shall be in an amount not less than $275,000 each fiscal quarter and shall be made on the earlier of (1) the date any such payment is received by Company and (2) January 31, April 30, July 31 and October 31 of each year and such prepayments in respect of such dividend payments shall be in an amount not less than $400,000 each

                 Fiscal Year and shall be made on the earlier of (1) the date any such payment is received by Company and (2) July 31 of each year.

                                  (h) Mandatory Prepayments and Termination of
                 Commitments. On the 5th day after the occurrence of a Change in Control, or on any earlier day after the occurrence of a Change in Control if requested by Administrative Agent with the consent of Requisite Lenders, (a) Company shall prepay, subject to subsection 2.6D, all of the outstanding Loans and (b) the Revolving Loan Commitments and the obligation of each Lender to make any Loan shall be terminated as of such date.

                                  (i) Calculations of Net Proceeds Amounts;
                 Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4A(iii)(a)-(f), Company shall deliver to Agent an Officers' Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds, Net Securities Proceeds, or Net Cash Provided
                 (Used) by Operating Activities, as the case may be, that gave rise to such prepayment and/or reduction. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                                  (j) Prepayments Due to Restrictions on
                 Revolving Loan Commitments. Company shall from time to time prepay the Revolving Loans to the extent necessary to give effect to the limitations set forth in subsection 2.1A(ii).

                                  (k) Reductions of Commitments Not Limited to
                 Amount of Loans Outstanding. The amount of any required reduction of the Revolving Loan Commitments pursuant to any provision of this subsection 2.4A(iii) shall not be affected by the fact that the outstanding principal amount of Loans at the time of such reduction is less than the amount of such reduction.

                          (iv) Application of Prepayments and Unscheduled
                 Reduction of Revolving Loan Commitments.

                                  (a) Application of Voluntary Prepayments by
                 Type of Loans. Any voluntary prepayments pursuant to subsection 2.4A(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any prepayment shall be applied, such prepayment shall be applied first to repay outstanding Term Loans to the full extent thereof, and second to repay outstanding Revolving Loans to the full extent thereof.

                                  (b) Application of Mandatory Prepayments by
                 Type of Loans. Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4A(iii)(a)-(d) and (f)-(h) shall be applied first to prepay the Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and third, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof. Any Applied Amount required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsection 2.4A(iii)(e) shall be applied first to prepay the Revolving Loans in the amount of $1,500,000, second to prepay the Term Loans to the full extent thereof, third, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

         "B.     GENERAL PROVISIONS REGARDING PAYMENTS.

                 (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 10:00 A.M. (Los Angeles time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                 (ii) Application of Payment to Principal and Interest. All payments in respect of the principal amount of any Loan shall, to the extent required by subsection 2.2C, include payment of accrued interest on the principal amount being repaid and all such payments shall, except as otherwise required by subsection 2.2C, be applied to the payment of interest before application to principal.

                 (iii) Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3.

                 (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                 (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note."

         K. Subsection 2.6 is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

         L. Subsection 2.9 is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

SECTION 1.3 AMENDMENTS TO SECTION 3: LETTERS OF CREDIT.

         A. Section 3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

SECTION 1.4 AMENDMENTS TO SECTION 4: CONDITIONS TO LOANS AND LETTERS OF CREDIT.

         A. Subsection 4.3 is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

SECTION 1.5 AMENDMENTS TO SECTION 6: COMPANY'S AFFIRMATIVE COVENANTS.

         A. Subsection 6.1(i) of the Credit Agreement is hereby amended by deleting the reference to "50 days" contained therein and substituting "42 days" therefor.

         B. Subsection 6.1(iii) of the Credit Agreement is hereby amended by adding the phrase "and clause (xxi) below" after the phrase "clauses (i) and
(ii) above" contained therein.

         C. Subsection 6.1(xvi) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(xvi) Agings. as soon as possible and within 20 days after the end of each month a summary of all Accounts Receivable and a summary of accounts payable agings."

         D. Subsection 6.1(xxi) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(xxi) Monthly Financials: as soon as available and in any event within 30 days after the end of each month, the consolidated balance sheet of Company and its Subsidiaries as at the end of such month, the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month, and an income statement for such month showing the results of operations for each division of Company and its Subsidiaries, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; and"

         E. Subsection 6.1 of the Credit Agreement is hereby further amended by
(i) redesignating clause (xxii) thereof as clause (xxiii) thereof; and (ii) adding the following as new clause (xxii) thereof;

                 "(xxii) Borrowing Base Certificates: as soon as available and in any event within 20 days after the last day of each month, a Borrowing Base Certificate dated as of the last day of such month, together with any additional schedules and other information as Administrative Agent may reasonably request; provided, however, that in the event the aggregate principal amount of outstanding Revolving Loans exceeds the Borrowing Base for any two consecutive months, a Borrowing Base Certificate shall be required to be delivered as of the last day of each two-week period within 20 days of the end of such period; and"

         F. Subsection 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Company shall hire a new chief executive officer no later than May 30, 1997. In addition, Company shall continue to retain the services of a financial advisor, satisfactory to Lenders, through the Commitment Termination Date."

         G. Section 6 of the Credit Agreement is hereby amended by adding the following as new subsections 6.17 and 6.18 thereof:

                 "6.17 WARRANTS. On or before April 30, 1997, Lenders, Company and the other parties thereto shall enter into a Fifth Amendment to Registration Rights Agreement in form and substance satisfactory to Lenders. On or before May 15, 1997, Company shall file a Post-Effective Amendment to its Registration Statement on Form S-3, or shall file a Registration Statement on Form S-3, with respect to the shares of the common stock of Company underlying the 750,000 warrants issued to Lenders on the Third Amendment Effective Date, and shall use its best efforts to cause such Post-Effective Amendment or Registration Statement to become effective as soon as possible thereafter. On or prior to July 15, 1997, Company shall receive the approval of the stockholders of Company, and shall amend its Certificate of Incorporation, to increase the authorized shares of the common stock of Company from 30,000,000 to 50,000,000 shares.

                 "6.18. POST-CLOSING DELIVERIES. On or before April 30, 1997, Company shall have delivered to Lenders:

                          (i) originally executed copies of one or more favorable written opinions of counsel for each foreign Subsidiary of Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of a recent date as to such matters as Administrative Agent acting on behalf of Lenders may reasonably request;

                          (ii) originally executed copies of one or more favorable written opinions of Brobeck, Phleger & Harrison LLP, counsel for Company in form and substance reasonably satisfactory to Administrative Agent and its counsel with respect to the perfection of Administrative Agent's security interests;

                          (iii) certified copies of the organizational documents of each of its foreign Subsidiaries, together with a good standing certificate from the jurisdiction of its incorporation, each dated a recent date; and

                          (iv) resolutions of the Board of Directors of each of its foreign Subsidiaries approving and authorizing the execution, delivery, and performance of the Third Amendment to Credit Agreement dated as of April 9, 1997, certified as of a recent date by the corporate secretary or an assistant secretary of such Subsidiary as being in full force and effect without modification or amendment.

                 In addition, Company agrees that, on or before April 30, 1997, Company will execute and deliver all instruments and documents, and take all other actions, that Administrative Agent reasonably requests, in order to perfect and protect any security interest granted or purported to be granted to Lenders pursuant to the Collateral Documents with respect to any Collateral acquired by Company or any of its Domestic Subsidiaries since the Closing Date or as a result of any changes in the location of any such Collateral or in the principal place of business or location of records of Company or any of its Domestic Subsidiaries."

SECTION 1.6  AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE COVENANTS.

         A. Subsection 7.1(vi) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "[intentionally omitted]"

         B. Subsections 7.4(i) and 7.4(vi) of the Credit Agreement are hereby amended to read in their entirety as follows:

                 "[intentionally omitted]"

         C. Subsection 7.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "7.6    FINANCIAL COVENANTS.

                 "A. LIQUIDITY RATIO. Company shall not permit the ratio of (i) Consolidated Current Assets to (ii) Consolidated Current Liabilities as of the last day of any fiscal quarter of Company set forth below to be less than the correlative amount indicated:


                 PERIOD                                               MINIMUM LIQUIDITY RATIO
                 ------                                               -----------------------
         Fiscal quarter ended March 31, 1997                                    0.66:1.00
         Fiscal quarter ended June 30, 1997                                     0.71:1.00
         Fiscal quarter ended September 30, 1997                                0.69:1.00
         Fiscal quarter ended December 31, 1997                                 0.72:1.00
         Fiscal quarter ended March 31, 1998 and thereafter                     0.74:1.00


                 "B. MINIMUM WORKING CAPITAL RATIO. Company shall not permit the ratio of (a) Consolidated Accounts Receivable plus Consolidated Inventory to (b) Total Bank Indebtedness as of the last day of any fiscal quarter of Company set forth below to be less than the correlative amount indicated:


                 PERIOD                                         MINIMUM WORKING CAPITAL RATIO
                 ------                                         -----------------------------
         Fiscal quarter ended March 31, 1997                              0.73:1.00
         Fiscal quarter ended June 30, 1997                               0.71:1.00
         Fiscal quarter ended September 30, 1997                          0.71:1.00
         Fiscal quarter ended December 31, 1997                           0.74:1.00
         Fiscal quarter ended March 31, 1998 and thereafter               0.75:1.00

                 "C. MAXIMUM LEVERAGE RATIO. Company shall not permit the ratio of Consolidated Total Liabilities as of the last day of any fiscal quarter of Company to Consolidated Tangible Net Worth for the period set forth below then ended to be greater than (i.e., less negative but not positive) the correlative amount indicated:


                  PERIOD                                               MAXIMUM LEVERAGE RATIO
                  ------                                               ----------------------
         Fiscal quarter ended March 31, 1997                                 -13.00:1.00
         Fiscal quarter ended June 30, 1997                                  -39.00:1.00
         Fiscal quarter ended September 30, 1997                             -35.00:1.00
         Fiscal quarter ended December 31, 1997                              -60.00:1.00
         Fiscal quarter ended March 31, 1998 and thereafter                 -120.00:1.00

                 "D. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Company shall not permit Consolidated Tangible Net Worth at any time during any period set forth below to be less than the correlative amount indicated plus 100% of any Net Securities Proceeds from the issuance of any Securities of Company after the Third Amendment Effective Date:

                                                            MINIMUM CONSOLIDATED TANGIBLE
                 PERIOD                                               NET WORTH
                 ------                                               ---------
         March 31, 1997 through June 29, 1997                       ($9,566,000)
         June 30, 1997 through September 29, 1997                   ($3,112,000)
         September 30, 1997 through December 30, 1997               ($3,254,000)
         December 31, 1997 through March 30, 1998                   ($2,013,000)
         March 31, 1998 and thereafter                              ($1,113,000)

                 "E. MINIMUM PROFITABILITY. Company shall not permit Consolidated Net Income (excluding any gain on the sale of PCS) for any period set forth below to be less than the correlative amount indicated:

                 PERIOD                                     MINIMUM PROFITABILITY
                 ------                                     ---------------------
         Fiscal quarter ended March 31, 1997                    ($5,537,000)
         Fiscal quarter ended June 30, 1997                      (3,570,000)
         Fiscal quarter ended September 30, 1997                   (641,000)
         Fiscal quarter ended December 31, 1997                     857,000
         Fiscal quarter ended March 31, 1998                        900,000


                 "F. MINIMUM PROFITABILITY FROM NORTH AMERICAN AND CORPORATE OPERATIONS. Company shall not permit Consolidated Net Income From North American and Corporate Operations for any period set forth below to be less than the correlative amount indicated:

                 PERIOD                                     MINIMUM PROFITABILITY
                 ------                                     ---------------------
         Fiscal quarter ended March 31, 1997                       ($7,023,000)
         Fiscal quarter ended June 30, 1997                         (4,308,000)
         Fiscal quarter ended September 30, 1997                    (2,128,000)
         Fiscal quarter ended December 31, 1997                     (1,099,000)
         Fiscal quarter ended March 31, 1998                          (900,000)"

         D. Subsection 7.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in an amount exceeding
         (i) $5,500,000 in the aggregate during the Fiscal Year ending December 31, 1997 or (ii) $750,000 in the aggregate during any fiscal quarter thereafter."

SECTION 1.7  AMENDMENTS TO SECTION 8:  EVENTS OF DEFAULT.

         A. Subsection 8.1 is hereby amended to read in its entirety as follows:

                          "Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or"

         B. Subsection 8.3 of the Credit Agreement is hereby amended by inserting the phrase ", 6.1(iii)" after the phrase "2.5" contained therein and by adding the phrase ", 6.17" after the phrase "6.10" contained therein.

         C. Section 8 of the Credit Agreement is hereby amended by (i) adding the word "or" at the end of subsection 8.13 thereof and (ii) adding the following as new subsection 8.14 thereof:

                 "8.14.   Sale of Assets; Repayment of Loans.

                          Company shall fail to consummate the sale of PCS on or prior to April 15, 1997 or to receive cash proceeds on or prior to such date in connection with such sale in an amount equal to at least $12,850,000; or Company shall fail to consummate the sale of the Pen Interconnect stock held by Company on or prior to June 30, 1997; or the sum of (a) the Revolving Loan Commitments and (b) the aggregate principal amount of the Term Loans then outstanding shall exceed $36,500,000 as of December 31, 1997;"

         D. The three paragraphs of the THEN clause following new subsection
8.14 are hereby amended to read in their entirety as follows:

"THEN (i) upon the occurrence of any Event of Default described in subsection
8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (b) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan hereunder shall thereupon terminate.

                 Notwithstanding anything contained in the preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Lenders having or holding 80% of the aggregate Loan Exposure of all Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of such Lenders and are not intended to benefit Company and do not grant Company the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met."

SECTION 1.8   AMENDMENTS TO SECTION 10:  MISCELLANEOUS.

         A. Subsection 10.6(ix) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(ix) changes the payment dates of interest payable hereunder;"

         B. Subsections 10.6(ii), 10.6(x) and 10.6(xii) of the Credit Agreement are hereby amended to read in their entirety as follows:

                 "[intentionally omitted]"

SECTION 1.9   AMENDMENTS TO EXHIBITS AND SCHEDULES.

         A. Schedule 1.1 of the Credit Agreement is hereby deleted and Schedule
1.1 hereto substituted therefor.

         B. Schedule 1.2 hereto is hereby added as Schedule 1.2 of the Credit Agreement.

         C. Schedule 2.1 of the Credit Agreement is hereby deleted and Schedule
2.1 hereto substituted therefor.

         D. Exhibit IV of the Credit Agreement is hereby deleted and Exhibits I-A and I-B hereby substituted therefor.

         E. Exhibit V of the Credit Agreement is hereby deleted and Exhibit II hereto substituted therefor.

         F. Exhibit III hereto is hereby added as Exhibit XVII to the Credit Agreement.

         G. Exhibit VIII of the Credit Agreement is hereby deleted and Exhibit IV hereto substituted therefor.

         H. Exhibit III of the Credit Agreement is hereby deleted.

SECTION 2.  CONSENT

                 Lenders hereby consent to (a) the release of their Liens on the assets and capital stock of PCS provided the proposed sale by Company of PCS is consummated or prior to April 15, 1997 and Company receives cash proceeds on or prior to such date in connection with such sale in an amount equal to at least $12,850,000, which proceeds are applied to prepayment of the Loans in accordance with subsection 2.4 and (b) the release of their Liens on the Pen Interconnect stock held by Company provided the proposed sale by Company of such stock is consummated on or prior to June 30, 1997 and Company receives cash proceeds on or prior to such date in connection with such sale in an amount equal to the market price per share of such stock, which proceeds are applied to prepayment of the Loans in accordance with subsection 2.4. Lenders hereby authorize Administrative Agent to take such action as may be necessary to (i) release the Lien of Lenders on the stock and assets of PCS in connection with any such sale of PCS and to release PCS from its obligations under the Subsidiary Guaranty and the Collateral Documents to which PCS is a party and (ii) release the Lien of Lenders on the stock of Pen Interconnect in connection with any such sale of such stock.

SECTION 3.  WAIVER

                 Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of:

                 (a) subsection 6.11 of the Credit Agreement with respect to the real property leases and subleases of Company and its Subsidiaries set forth on
Schedule 3 hereto for the period from and including January 31, 1997 to and including April 30, 1997;

                 (b) subsection 8.2(i) of the Credit Agreement with respect to the failure of Company to pay the promissory note payable to Lucent Technology, Inc. for the period from and including March 31, 1997 to and including May 1, 1998, provided that Company makes no payments in connection with any settlement of the pending dispute with respect to the payment of such note; and

                 (c) subsection 8.5 of the Credit Agreement with respect to the failure of Company to comply with subsection 6.11 of the Credit Agreement for the period from and including January 31, 1997 to and including April 30, 1997.

SECTION 4.  CONDITIONS TO EFFECTIVENESS

                 This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

         A. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

                 1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Third Amendment Effective Date;

                 2. Copies of its Bylaws, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary;

                 3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment the Pledge Amendment dated as of April 9, 1997 (the "PLEDGE AMENDMENT") and the WARRANT AGREEMENT, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 4. Signature and incumbency certificates of its officers executing this Amendment, the Pledge Amendment and the Warrant Agreement;

                 5. Executed copies of this Amendment and the Pledge Amendment; and

                 6. Executed copies of the Notes.

         B. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

                 1. Certified copies of the organizational documents of each of its Domestic Subsidiaries, together with a good standing certificate from the jurisdiction of its incorporation, each dated a recent date prior to the Third Amendment Effective Date;

                 2. Resolutions of the Board of Directors of each of its Domestic Subsidiaries approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of such Subsidiary as being in full force and effect without modification or amendment;

                 3. Signature and incumbency certificates of the officers of each of its Subsidiaries executing this Amendment; and

                 4. Executed copies of this Amendment.

         C. On or before the Third Amendment Effective Date, and in consideration for the concessions made by Lenders in connection with this Third Amendment, Administrative Agent and Lenders shall have received duly executed copies of the Amended and Restated Warrant Agreement, dated as of April 9, 1997, between Company and Lenders (the "WARRANT AGREEMENT"), in form and substance satisfactory to Lenders. On or before the Third Amendment Effective Date, Company shall have issued to Lenders Warrants for 875,000 shares of the common stock, $0.01 par value per share, of Company (the "COMMON STOCK"), in form and substance satisfactory to Lenders, pursuant to the Warrant Agreement with an exercise price per share equal to the market price of a share of the Common Stock on April 4, 1997 in exchange for the 125,000 Warrants currently held by Lenders.

         D. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Brobeck, Phleger & Harrison LLP, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Third Amendment Effective

Date and setting forth substantially the matters in the opinions designated in
Exhibit V to this Amendment and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         E. On or before the Third Amendment Effective Date, Administrative Agent and Lenders shall have received duly executed copies of the Amended and Restated Note Purchase Agreement, in form and substance satisfactory to Administrative Agent and Lenders. Such Amended and Restated Note Purchase Agreement shall provide, among other things, that interest thereunder shall be payable on February 19 and August 19 of each year.

         F. On or before the Third Amendment Effective Date, Company shall have delivered to Administrative Agent and Lenders a Borrowing Base Certificate prepared as of March 31, 1997. Such Borrowing Base Certificate shall reflect a Borrowing Base of at least $4,500,000.

         G. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 5.  CONDITIONS SUBSEQUENT

                 On or before April 11, 1997, Administrative Agent, on behalf of Lenders, shall have received the portion of the restructuring fee from Company payable on such date and Administrative Agent shall have received the agent's fee for the period from and including March 31, 1997 to and excluding May 1, 1998.

SECTION 6.  COMPANY'S REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company, as the case may be.

         C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 7.  ACKNOWLEDGEMENT AND CONSENT

                 Company is a party to the Company Collateral Documents, in each case as amended through the Third Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit

Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 8.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 1. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 2. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 3. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 6.11, 8.2(i) and 8.5 of the Credit Agreement in the manner and to the extent described above. Nothing in this Waiver shall be deemed to:

                          (i) constitute a waiver of compliance by Company with
                 respect to (i) subsections 6.11, 8.2(i) or 8.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                          (ii) prejudice any right or remedy that Administrative
                 Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to the waiver set forth above) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             THE CERPLEX GROUP, INC.


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------

                             CERTECH TECHNOLOGY, INC. (for purposes
                             of Section 7 only) as a Credit Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             CERPLEX MASS., INC. (for purposes of
                             Section 7 only) as a Credit Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             CERPLEX LIMITED (for purposes of Section 7 only) as a Credit Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             APEX COMPUTER COMPANY (for purposes
                             of Section 7 only) as a Credit Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------

                             CERPLEX SUBSIDIARY, INC. (for purposes of
                             Section 7 only) as a Credit Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             PERIPHERAL COMPUTER SUPPORT, INC.
                             (for purposes of Section 7 only) as a Credit
                             Support Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             MODCOMP/CERPLEX L.P. (for purposes of
                             Section 7 only) as a Credit Support Party

                             By:Cerplex Subsidiary, Inc., as general partner


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             MODCOMP JOINT VENTURE, INC. (for
                             purposes of Section 7 only) as a Credit Support
                             Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------


                             MODULAR COMPUTER SERVICES, INC. (for
                             purposes of Section 7 only) as a Credit Support
                             Party


                             By:
                                 ----------------------------------------------
                             Title:
                                   --------------------------------------------

                                 MODULAR COMPUTER SYSTEMS GMBH
                                 (for purposes of Section 7 only)
                                 as a Credit Support Party


                                 By: /s/ Manfred Funel
                                     ------------------------------------------
                                 Title:
                                        ---------------------------------------

                                 MODCOMP FRANCE S.A. (for purposes of
                                 Section 7 only) as a Credit Support Party


                                 By: /s/ Manfred Funel
                                     ------------------------------------------
                                 Title: Director General


                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, INDIVIDUALLY AND AS
                                 ADMINISTRATIVE AGENT


                                 By: /s/ Michael Ho
                                     ------------------------------------------
                                 Title: Vice President

                                 BHF-BANK AKTIENGESELLSCHAFT, AS A
                                 LENDER


                                 By: /s/ Dana L. McDougall
                                     ------------------------------------------
                                 Title: Vice President


                                 By: /s/ Paul Travers
                                     ------------------------------------------
                                 Title: Vice President


                                 CITIBANK, N.A., AS A LENDER


                                 By: /s/ Bradley L. Deitz
                                     ------------------------------------------
                                 Title: Vice President